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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 5, 2009


                             PATAPSCO BANCORP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)



        Maryland                       0-28032                  52-1951797
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)           Identification No.)



         1301 Merritt Boulevard, Dundalk, Maryland            21222
         ------------------------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
                                                           --------------


                                 Not applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          ------------------------------------------------------------------
          APPOINTMENT OF  CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
          --------------------------------------------------------------
          CERTAIN OFFICERS.
          -----------------

      (b) On November 5, 2009, Douglas H. Ludwig notified Patapsco Bancorp, Inc. (the "Company") that, effective immediately, he was retiring from the Boards of Directors of the Company and its wholly owned subsidiary, The Patapsco Bank.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    PATAPSCO BANCORP, INC.



Date: November 6, 2009              By: /s/ Michael J. Dee
                                        --------------------------------------
                                        Michael J. Dee
                                        President and Chief Executive Officer